UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/13

Item 1.  Reports to Stockholders.

Annual Report

November 30, 2013

1-855-294-7538

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Dear Shareholder,

We are pleased to present the annual report for the Inflation Hedges Strategy Fund (the “Fund”) for the period ending November 30, 2013. Below we provide an Overview of our Fund, followed by its Performance, Positioning and Outlook.

Fund Overview

The Inflation Hedges Strategy Fund seeks to provide current income and real, after inflation, total returns.  The Inflation Hedges Strategy Fund is designed to offer investors a portfolio of investments that have the potential to perform well relative to stocks and bonds during periods of increasing inflation. With traditional asset classes becoming increasingly correlated, we believe the Fund has the potential to provide a way for investors to diversify into investments that historically are less correlated to stocks and bonds.  To accomplish this, we invest in a strategic combination of asset classes that includes global natural resource equities, commodities, leveraged loans (also known as bank loans or floating rate loans) and treasury inflation protected securities (TIPS).

Because we have selected specialized asset classes in an attempt to hedge inflation we use sub-advisors to manage the Fund’s allocations during times when we believe active management provides an advantage while using more passive approaches during times when we believe active management is not warranted. Our sub-advisors are Wellington Management Company, LLP; Parametric Portfolio Associates, LLC; Mellon Capital Management Corporation; Commodity Strategies AG; City of London Investment Group and The Boston Company Asset Management, LLC.

Performance

While our long term performance goal is to achieve real returns (CPI + 5%), we measure our short term performance against a custom benchmark that is comprised of indices that correspond to the asset classes we are investing in. Accordingly, the Fund’s custom benchmark is comprised of: 30% S&P Global Natural Resource Net Total Return Index, 25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return.

Comparative Returns: Inception (February 12, 2013) through November 29, 2013

The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.  Past performance is no guarantee of future results.

* Custom benchmark: 25% - BarCap U.S. Treasury TIPS 1-5; 25% - S&P/LSTA Leveraged Loan Total Return index; 30% - S&P Global Natural Resource Net Total Return index; 20% - DJ UBS Commodity Total Return index

** TIPS: BarCap U.S. Treasury TIPS 1-5.

The Fund (Institutional Shares), which launched on February 12, 2013, performed well during a highly volatile market environment, out-performing its custom benchmark by 3.18%. Since inception, the Fund’s return has been 0.10% versus -3.08% for its custom benchmark. The Fund also outperformed by 1.67% its secondary benchmark, the BarCap U.S. TIPS Index (1-5 year), which posted a -1.57% loss vs our Fund’s 0.10% return.

The majority of the over-performance is due to Asset Allocation which contributed 2.13% versus the custom benchmark. Asset Allocation outperformance was primarily from the Fund's underweight to TIPS and Commodities and overweight to Leveraged Loans. Security Selection contributed 1.05% of outperformance and was primarily due to our Global Natural Resource equity strategy out-performing its benchmark.   Overall, all of the asset classes that we invest in except for Bank Loans had negative performance during the time period reviewed.  This is what caused our custom benchmark to post a negative return for the period.  While our tactical underweighting to TIPS and Commodities helped pare the losses from these two asset classes, they still had a negative impact on performance.

Positioning

While we remain overweight Bank Loans, we are watching this asset class closely due to concerns about deteriorating loan quality, with some recent issues being of the “covenant lite” variety.  We have also modestly increased our exposure to Global Natural Resource equities while remaining underweight to Commodities and duration hedged TIPS.

Outlook

This past year has been a significant one in terms of monetary policy as it relates to inflation.  The Fed's QE3 program, started in September 2012, was most notable for its open-ended and conditions-based nature (i.e., basing the duration of QE3 on thresholds for inflation and unemployment rather than on a fixed calendar).  This signaled a strong Fed commitment to print money in order to head-off any unforeseen deflationary forces.

One example of how conditions-based QE is different from fixed-duration and fixed-sized QE can be seen in how the Fed handled the tax hikes and budget sequestration that occurred at the start of 2013.  Normally, one would expect that these fiscally contractionary policies would have recessionary or deflationary effects, all else being equal.  Because QE3 is conditions-based, however, "all else" is not equal.  To the extent that tax hikes and budget cuts normally contribute to deflation or unemployment, that would create more distance from the Fed’s unemployment and inflation targets, so that QE3 asset purchases are therefore extended for a longer period and/or interest rates are kept low for a longer period than would have been the case without the tax hikes and budget cuts.  Thus, the size and duration of QE3 automatically adjusts in response to deflationary forces that arise.  Indeed, despite initial fears among some prognosticators early in the year, the tax hikes and sequester appeared to have little or no recessionary or deflationary impact.  Notably, QE3 does not contain any automatic stop-triggers designed to prevent over-expansionary policy, just thresholds to avoid under-expansionary policy.

In addition to open-ended asset purchases, the Fed has also tried to emphasize through its forward guidance a stronger commitment to maintain low interest rates, even after the tapering of QE3 and even if unemployment drops below the initial QE3 threshold.  Globally, the Bank of Japan has also embarked on an open-ended QE program with an increased inflation target, which appears so far to have successfully depreciated the Yen and raised Japanese inflation expectations.  Finally, the Bank of England also maintains a threshold-based program of quantitative easing and forward guidance, which also seems to have staved off any deflationary forces in the UK.

As many of you know, the Fed has a dual mandate to maintain stable inflation and full employment.  Given the monetary policy developments of the past year, it seems clear to us that the Fed's attention has been directed primarily towards the full-employment part of its mandate.  Indeed, some might argue that, given the low US labor force participation rate, the Fed should emphasize its full-employment mandate even at the expense of temporarily above-target inflation.  With the recent appointment of Janet Yellen to replace Ben Bernanke as Fed Chair, the consensus view seems to be that this emphasis of full employment over inflation will continue for some time.

The conclusion for the foreseeable future, then, is that we believe the Fed is much more likely to offset any unforeseen deflationary surprises with more expansionary monetary policy than it is to trigger deflation with premature monetary tightening.  For now at least, the "doves" appear to be in control.  From an investor's perspective, the implication is that upside inflation surprises are much more likely than downside surprises.  So, while it may not be possible to predict inflationary spikes, we believe the fund is well positioned to address the coming year.

Sincerely,

Michael Hanus

Alec Petro

Brian Chen

Portfolio Managers

S&P Global Natural Resource Net Total Return Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

S&P / LSTA Leveraged Loan Total Return Index: (S&P LL indexes) are capitalization-weighted syndicated loan indexes based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

Barclays U.S. TIPS (1-5 year) Index: The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Dow Jones-UBS Commodity Index Total Return: The DJ-UBSCI is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Hedge: A hedge is an investment position intended to offset potential losses/gains that may be incurred by a companion investment.

Commodity- Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

TIPS:  A treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation. TIPS are considered an extremely low-risk investment since they are backed by the U.S. government and since their par value rises with inflation, as measured by the Consumer Price Index, while their interest rate remains fixed.

Leveraged Loans:  Loans extended to companies or individuals that already have considerable amounts of debt. Lenders consider leveraged loans to carry a higher risk of default and, as a result, a leveraged loan is more costly to the borrower.

0337-NLD-1/23/2014

Inflation Hedges Strategy Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through November 30, 2013

Non-Annualized Total Returns as of November 30, 2013

Since Inception*
Inflation Hedges Strategy Fund – Class I	0.10%
Inflation Hedges Strategy Fund – Class R	0.00%
Barclays U.S. TIPS (1-5 Year) Index **	(1.57)%
Custom Blended Benchmark***	(3.08)%

________________

*The Fund commenced operations on February 12, 2013

** The Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index or benchmark.

*** The Fund’s custom benchmark is comprised of:  30% S&P Global Natural Resource Net Total Return Index,  25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return, which are defined below. Investors cannot invest directly in an index or benchmark.

- S&P Global Natural Resource Net Total Return Index is an unmanaged index that includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and   investable equity exposure across 3 primary commodity-related sectors:  agribusiness, energy and metals & mining.

- S&P / LSTA Leveraged Loan Total Return Index is an unmanaged capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and   currently   calculates on a daily basis.

- Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.09% for Class I and 2.34% for Class R.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-294-7538.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
November 30, 2013
Shares		Value

	COMMON STOCK - 33.56%
	AGRICULTURE - 1.72%
2,200	Archer-Daniels-Midland Co.	$ 88,550
260	Bunge Ltd.	20,831
		109,381
	BUILDING MATERIALS - 1.92%
1,440	CRH PLC	36,573
530	Eagle Materials, Inc.	41,340
210	Martin Marietta Materials, Inc.	20,278
430	Vulcan Materials Co.	24,239
		122,430
	CHEMICALS - 6.92%
410	Agrium, Inc.	37,016
420	Eastman Chemical Co.	32,353
460	LyondellBasell Industries	35,502
680	Methanex Corp.	41,752
780	Monsanto Co.	88,397
2,560	Potash Corp. Saskatchewan, Inc.	81,024
380	Praxair, Inc.	47,979
720	Syngenta AG - ADR	56,455
850	Uralkali	21,196
		441,674
	COAL - 1.17%
9,500	China Shenhua Energy Co. Ltd	32,227
2,320	Peabody Energy Corp.	42,224
		74,451
	ENGINEERING & CONSTRUCTION - 0.38%
310	Fluor Corp.	24,121

	IRON/STEEL - 2.29%
4,190	Arcelor Mittal	72,314
1,440	Nucor Corp.	73,526
		145,840
	MINING - 6.34%
810	Antofagasta PLC	10,533
3,750	BHP Billiton Ltd.	116,057
950	Franco-Nevada Corp.	38,933
1,540	Freeport-McMoRan Copper & Gold, Inc.	53,423
6,098	Glencore Xstrata PLC	30,944
1,280	Kaiser Aluminum Corp.	26,803
1,710	Rio Tinto Ltd. - ADR	103,169
1,800	Sumitomo Metal Mining Co. Ltd.	23,968
		403,830
	OIL & GAS - 10.00%
470	Anadarko Petroleum Corp.	41,745
12,780	BP PLC	100,882
17,000	CNOOC Ltd.	34,821
300	Continental Resources, Inc. *	32,253
1,820	Eni SPA	43,871
410	EOG Resources, Inc.	67,650
970	Marathon Oil Corp.	34,959

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013
Shares		Value

	OIL & GAS (Continued) - 10.00%
630	Noble Energy, Inc.	$ 44,251
490	Occidental Petroleum Corp.	46,531
5,000	Petrobras	39,731
210	Pioneer Natural Resources Co.	37,328
1,040	Total SA	63,126
1,100	Valero Energy Corp.	50,292
		637,440
	OIL & GAS SERVICES - 2.10%
410	Cameron International Corp. *	22,710
530	Halliburton Co.	27,920
310	National Oilwell Varco, Inc.	25,265
300	Schlumberger Ltd.	26,526
310	Technip SA	31,089
		133,510
	REITS - 0.72%
1,520	Weyerhaeuser Co.	45,798

	TOTAL COMMON STOCK	2,138,475
	(Cost - $2,056,032)

	MUTUAL FUND - 2.33%
	ASSET ALLOCATION FUND - 2.33%
19,677	Parametric Commodity Strategy Fund	148,364
	TOTAL MUTUAL FUND
	(Cost - $156,136)

	EXCHANGE TRADED FUNDS - 40.99%
	COMMODITY FUND - 7.10%
8,100	United States Commodity Index Fund *	452,385

	DEBT FUND - 33.89%
87,000	PowerShares Senior Loan Portfolio	2,159,340

	TOTAL EXCHANGE TRADED FUNDS	2,611,725
	(Cost - $2,622,714)

	SHORT-TERM INVESTMENT - 22.28%
	MONEY MARKET FUND - 22.28%
1,419,591	BlackRock Liquidity Funds T-Fund Portfolio, 0.04% + ^	1,419,591
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,491,591)

	TOTAL INVESTMENTS - 99.16% (Cost - $6,254,473) (a)	$ 6,318,155
	OTHER ASSETS LESS LIABILITIES - 0.84%	53,409
	NET ASSETS - 100.00%	$ 6,371,564

* Non-Income producing security.
+ Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2013.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2013

^ Part or all of this security is a holding in North Peak Asset Management Fund Limited II (NPAMFL II).
ADR - American Depositary Reciept.
REITS - Real Estate Investment Trusts

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,258,919 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation		$ 119,642
Unrealized depreciation		(60,406)
Net unrealized appreciation		$ 59,236

Portfolio Composition as of November 30, 2013 (Unaudited)
	Percent of Net Assets
Debt Fund	33.89%
Short-term Investment	22.28%
Basic Materials	15.56%
Energy	13.27%
Commodity Fund	7.10%
Asset Allocation Fund	2.33%
Industrial	2.30%
Consumer, Non-cyclical	1.72%
Financial	0.72%
Other Assets in Excess of Liabilities	0.83%
Net Assets	100.00%

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
November 30, 2013

ASSETS
Investment securities:
At cost	$ 6,254,473
At value	6,318,155
Foreign Cash (Cost $2,618)	2,614
Receivable from investment advisor	36,702
Receivable for fund shares sold	116,000
Dividends and interest receivable	2,934
Unrealized gains foreign exchange contracts	22
Prepaid expenses and other assets	16,122
TOTAL ASSETS	6,492,549

LIABILITIES
Payable for securities purchased	92,131
Distribution (12b-1) fees payable	10
Fees payable to other affiliates	4,592
Accrued expenses and other liabilities	24,252
TOTAL LIABILITIES	120,985
NET ASSETS	$ 6,371,564

Net Assets Consist Of:
Paid in capital	$ 6,342,982
Accumulated net investment income	14,058
Accumulated net realized loss from security transactions and foreign currency translations	(49,242)
Net unrealized appreciation of security transactions	63,766
NET ASSETS	$ 6,371,564

Class I Shares:
Net Assets	$ 6,324,309
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	631,543
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 10.01

Class R Shares:
Net Assets	$ 47,255
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,727
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 10.00
_____
*The Fund charges a redemption fee of 2% on redemptions of shares held for less then 60 days.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended November 30, 2013 *

INVESTMENT INCOME
Dividends (Less $960 Foreign tax withholding)	$ 66,834
Interest	84
TOTAL INVESTMENT INCOME	66,918

EXPENSES
Legal fees	72,972
Investment advisory fees	50,205
Administrative services fees	26,781
Printing and postage expenses	17,936
Audit fees	16,999
Accounting services fees	16,200
Registration fees	15,708
Transfer agent fees	15,438
Compliance officer fees	14,099
Custodian fees	4,737
Trustees' fees and expenses	2,763
Miscellaneous expenses	1,957
Insurance expense	203
Distribution (12b-1) fees- Class R	70
TOTAL EXPENSES	256,068
Fees waived/expenses reimbursed by the Advisor	(203,161)
NET EXPENSES	52,907

NET INVESTMENT INCOME	14,011

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain/(loss) from:
Investments	(49,985)
Foreign currency transactions	790
Net realized loss	(49,195)
Net change in unrealized appreciation/(depreciation) of:
Investments	63,833
Foreign currency transactions	(67)
Net unrealized gain	63,766
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRASACTIONS	14,571

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 28,582
_____
* The Fund commenced operations on February 12, 2013.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
November 30, 2013 *
FROM OPERATIONS
Net investment income	$ 14,011
Net realized loss on investments	(49,195)
Net change in unrealized appreciation of investments	63,766
Net increase in net assets resulting from operations	28,582

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	6,522,404
Redemption fee proceeds	306
Payments for shares redeemed	(226,741)
Net increase in net assets from shares of beneficial interest	6,295,969
Class R:
Proceeds from shares sold	47,050
Redemption fee proceeds	3
Payments for shares redeemed	(40)
Net increase in net assets from shares of beneficial interest	47,013

Net increase in net assets from shares of beneficial interest	6,342,982

TOTAL INCREASE IN NET ASSETS	6,371,564

NET ASSETS
Beginning of Period	-
End of Period +	$ 6,371,564
+ Includes accumulated net investment income of:	$ 14,058

SHARE ACTIVITY
Class I
Shares Sold	654,127
Shares Redeemed	(22,584)
Net increase in shares of beneficial interest outstanding	631,543

Class R
Shares Sold	4,731
Shares Redeemed	(4)
Net increase in shares of beneficial interest outstanding	4,727
_____
* The Fund commenced operations on February 12, 2013.

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
November 30, 2013 (1)

Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.02
Net realized and unrealized loss
on investments	(0.01)
Total from investment operations	0.01

Redmeptions fees (9)	0.00

Net asset value, end of period	$ 10.01

Total return (3)	0.10%

Net assets, end of period (000s)	$ 6,324

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	8.22%
Net of reimbursement (5,7)	1.70%

Ratio of net investment income to average net assets: (5,7,8)	0.45%

Portfolio Turnover Rate (4)	41%

(1) Class I commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns  would have been lower. Total returns for periods less than one year are not annualized.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9) Less then 0.01 per share

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund - Class R
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
November 30, 2013 (1)

Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized loss
on investments	(0.01)
Total from investment operations	-

Redemption fees (9)	0.00

Net asset value, end of period	$ 10.00

Total return (3)	0.00%

Net assets, end of period (000s)	$ 47

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	8.47%
Net of reimbursement (5,7)	1.95%

Ratio of net investment income to average net assets: (5,7,8)	0.20%

Portfolio Turnover Rate (4)	41%

(1) Class R commenced operations on February 12, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Not annualized for periods less than one year.
(5) Annualized for periods of less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Less then 0.01 per share

See accompanying notes to financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

November 30, 2013

1.

ORGANIZATION

Inflation Hedges Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek to provide current income and real (after inflation) total returns.  The Fund currently offers Class I and Class R shares, both of which commenced operations on February 12, 2013 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open‐ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed‐end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$ 2,138,475	$ -	$ -	$ 2,138,475
Mutual Fund	148,364	-	-	148,364
Exchange-Traded Funds	2,611,725	-	-	2,611,725
Short-Term Investment	1,419,591	-	-	1,419,591
Total	$ 6,318,155	$ -	$ -	$ 6,318,155

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Portfolio of Investments for Industry classifications.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited II (NPAMFL II) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL II, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL II will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL II may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

A summary of the Fund’s investment in the CFC is as follows:

	Inception Date of CFC	CFC Net Assets at November 30, 2013	% Of Fund Net Assets at November 30, 2013
NPAMFL II	3/18/2013	$ 100	0.00% *

* Less than 0.01%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the period ended November 30, 2013, the Fund had a net realized gain of $790 on forward currency contracts.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended November 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $6,080,099 and $1,195,233, respectively.

4.  FORWARD FOREIGN CURRENCY CONTRACTS

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation\
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollars	12/2/2013	Union Bank	3,338	$ 3,044	$ 4
British Pound	12/2/2013	Union Bank	4,280	6,992	17
Canadian Dollar	12/2/2013	Union Bank	2,197	2,076	(2)
Hong Kong Dollar	12/2/2013	Union Bank	13,295	1,715	-
Euro	12/2/2013	Union Bank	4,369	5,944	3
				$ 19,771	$ 22

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

5.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

North Peak Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets.  For the period ended November 30, 2013, the Fund incurred $50,205 of advisory fees.

Pursuant to a written contract (the "Waiver Agreement"), the Advisor has agreed, at least until March 1, 2014 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, interest and tax expenses, dividends on short positions and extraordinary expenses) do not exceed 1.70% for Class I shares and 1.95% for Class R shares with respect to the average daily net assets for each share class.  These amounts will herein be referred to as the "expense limitations."  For the period ended November 30, 2013, expenses of $201,342 incurred by the Fund were waived by the Advisor. In addition, the Advisor voluntarily waived $1,819, which will not be subject to recapture in the future.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund's operating expense to exceed the respective expense limitation.  If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of November 30, 2013, the following amounts are subject to recapture by the Advisor by November 30 of the following years:

2016
$ 201,342

Sub-advisory services were provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Advisor compensated the sub-advisers based on the portion of the Fund’s average daily net assets which they had been allocated to manage.

Wellington Management Company, LLP

Parametric Portfolio Associates, LLC

Mellon Capital Management Corporation

Commodity Strategies AG

The Boston Company Asset Management, LLC

City of London Investment Management Company

Distributor- The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for Class R shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period ended November 30, 2013, pursuant to the Plan, Class R shares paid $70.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class I and Class R shares. The Distributor is an affiliate of GFS. For the period ended November 30, 2013, the Distributor received no compensation in underwriting commissions for sales of Class R shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund, GFS provides a Principal Executive Officer and Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

6.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund.  For the period ended November 30, 2013, the Fund assessed $306 and $3 in redemption fees for Class I and Class R shares, respectively.

7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2013, Charles Schwab & Co, an account holding shares for the benefit of others in nominee name, held approximately 30% and 79% of the voting securities of Class I and Class R shares, respectively.

8.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PowerShares Senior Loan Portfolio, (the “PowerShares Fund”) and the Blackrock Liquidity Funds T-Fund Portfolio, (the “Blackrock Fund”). The Fund may redeem its investment from the PowerShares Fund or the Blackrock Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the PowerShares Fund and the Blackrock Fund.  The financial statements of the PowerShares Fund and the Blackrock Fund, including the portfolio of investments, can be found at www.invescopowershares.com and www.blackrock.com, respectively, or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of November 30, 2013 the percentage of the Fund’s net assets invested in the PowerShares Fund and Blackrock Fund was 33.89% and 22.28%, respectively.

Inflation Hedges Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2013

9.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of November 30, 2013, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$ 14,080	$ (44,796)	$ 59,298	$ 28,582

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on open forward foreign currency contracts.

At November 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$ (44,796)	$ -	$ (44,796)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and adjustments for real estate investment, resulted in reclassifications for the year ended November 30, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ -	$ 47	$ (47)

10.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. The Fund launched Class C shares on December 2, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

Inflation Hedges Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Inflation Hedges Strategy Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2013, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period February 12, 2013 (commencement of operations) through November 30, 2013.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inflation Hedges Strategy Fund as of November 30, 2013, and the results of its consolidated operations, the consolidated statement of changes in its net assets and the consolidated financial highlights for the period February 12, 2013 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2014

Inflation Hedges Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	26	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	26	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

Inflation Hedges Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

General Counsel and Secretary (since 2001) of CLS Investments, LLC; General Counsel and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011), Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; General Counsel and Secretary (since 2012) and Assistant Secretary (from 2003 to 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			26	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Inflation Hedges Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s compliance service provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-294-7538.

11/30/13-NLII-V4

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORYAGREEMENTS (UNAUDITED) *

At a Special meeting (the “Special Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on March 6, 2012, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Inflation Hedges Strategy Fund  (the “Fund”), and North Peak Asset Management, LLC (“North Peak” or the “Adviser”) and the approval of a sub-advisory agreement (the “Boston Sub-Advisory Agreement”) between North Peak and The Boston Company Asset Management, LLC (“Boston”).

At a meeting (the “Regular Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 3, 2012 the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of sub-advisory agreements (the “RM Sub-Advisory Agreements”) between North Peak and Parametric Portfolio Associates (“Parametric”), LLC, Mellon Capital Management, LLC (“Mellon”), City Of London Investment Management Company Limited (“CoL”), Wellington Management Company, LLP (“Wellington”) and Commodity Strategies AG (“CSAG”) (together with Boston, each is a “Sub-Adviser” and collectively the “Sub-Advisers”).

The Special Meeting held on March 6, 2012 and Regular Meeting held on May 3, 2012 are collectively referred to as the “Meetings” and the Boston Sub-Advisory Agreement and RM Subadvisory Agreements are collectively the “Sub-Advisory Agreements”.

In advance of the Meetings, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement and the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Investment Advisory Agreement and Sub-Advisory Agreements and comparative information relating to the advisory fee and sub-advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser and each Sub-Adviser (including due diligence questionnaires completed by the Adviser and each Sub-Adviser, the Adviser and each Sub-Adviser’s Forms ADV, select financial information of the Adviser and each Sub-Adviser, bibliographic information regarding the Adviser’s and the Sub-Advisers’ key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser and each Sub-Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement and the Boston Sub-Advisory Agreement at the Special Meeting and each of the RM Sub-Advisory Agreements at the Regular Meeting.

  At each Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to each Meeting.  In their deliberations at each Meeting considering the Investment Advisory Agreement and Sub-Advisory Agreements, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

March 6, 2012 Special Meeting of the Board

Nature, Extent and Quality of Services.  During the discussions with North Peak, the Board reviewed the materials provided by North Peak and Boston related to the proposed Investment Advisory Agreement and Sub-Advisory Agreement, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of North Peak’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board considered North Peak’s and Boston’s specific responsibilities in all aspects of day-to-day management of the Fund.  Additionally, the Board received satisfactory responses from representative of North Peak and Boston with respect to a series of important questions, including whether North Peak or Boston were involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether North Peak or Boston has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the descriptions provided by North Peak of its practices for monitoring compliance with the Fund’s investment limitations, noting that North Peak’s CCO will periodically review the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under North Peak’s compliance program. The Board then reviewed the capitalization of North Peak and Boston based on financial information and other materials provided by North Peak and Boston and discussed such materials with North Peak.  The Board concluded that North Peak and Boston were sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also concluded that North Peak and Boston had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement or Sub-Advisory Agreement, as appropriate, and that the nature, overall quality and extent of the management services to be provided by North Peak and Boston were satisfactory and reliable.

Performance.  The Board noted that North Peak and the Fund were newly formed and that North Peak and Boston do not manage any other fund or separate account in the same strategy as the Fund.  Accordingly, the Board was not able to consider the past performance of North Peak or Boston in its evaluation.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by North Peak, the Board discussed a comparison of the management fee and total operating expense data of the Fund and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by North Peak with similar investment objectives and strategies and of similar size.  The Board also considered any fall-out benefits likely to accrue to North Peak or its affiliates from its relationship with the Fund.  The Board reviewed the contractual arrangements for the Fund and found such arrangements to be beneficial to shareholders. The Board noted that North Peak proposed to charge the Fund an advisory fee at an annual rate of 1.60% based on the average net assets the Fund.

Based on the experience, expertise and services to be provided to the Fund by North Peak, it was the consensus of the Board that the fees to be charged by North Peak for the Fund were reasonable.  The Board concluded that the advisory fee for the Fund was reasonable in light of the Fund’s proposed “manager of managers” structure because North Peak would be responsible for the sub-advisory fees payable to the sub-advisers out of North Peak’s contractual advisory fee paid to it by the Fund.  In addition, the Board considered that North Peak would be responsible for monitoring at least five different sub-advisers.  In so doing, North Peak would commit substantial financial and other resources to the management of the Fund when utilizing the “manager of managers” structure.  The Board concluded that the Fund’s management fee is warranted in light of the Fund’s multi-strategy, proposed “manager of managers” structure. The Board also noted that because of time limitations and a request that North Peak provide the specific fees to be paid each Sub-Adviser, the approval of the sub-advisory agreements for the Fund other than the sub-advisory agreement with Boston, and the operating expense limitation agreement for the Fund will be deferred to May 3, 2012.

As to the costs of the services to be provided and profits to be realized by Boston, the Board discussed the sub-advisory fee payable to Boston.  The Board considered that Boston is to be paid by North Peak out of North Peak’s advisory fees and not by the Fund.  North Peak confirmed to the Board that the advisory fee to be paid to Boston is reasonable in light of the anticipated quality of the services to be performed by it.  The Trustees also believed, based on information that North Peak provided that the Boston Sub-Advisory Agreement will be negotiated at arm’s-length.

Profitability.  The Board also considered the level of profits that could be expected to accrue to North Peak with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of North Peak provided by North Peak.  With respect to North Peak, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from North Peak’s or Boston’s relationship with the Fund were not excessive. As to the cost of the services to be provided and profits to be realized by Boston, the Trustees reviewed financial information and profitability analysis that were provided. However, because the sub-advisory fee will be paid by North Peak, the overall advisory fee paid by the Fund is not directly affected by the  sub-advisory fee. Consequently, the Board did not consider the costs of services provided by Boston or its profitability to be significant factors.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed North Peak’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.  With respect to Boston, since the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion.  Having requested and received such information from North Peak and Boston as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Boston Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of each the Investment Advisory Agreement and Sub-Advisory Agreement determined was in the best interests of the Fund and its shareholders.

May 3, 2012 Regular Meeting of the Board

Nature, Extent and Quality of Services.  The Board reviewed the materials provided by Parametric, Mellon, CoL, Wellington and CSAG (each a “Proposed Sub-Adviser” and collectively, the “Proposed Sub-Advisers”) related to their respective proposed sub-advisory agreements with North Peak regarding Inflation Hedges (the “RM Sub-Advisory Agreements”).  The Board then reviewed each RM Sub-Advisory Agreement.  In addition to the materials described above, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by each of the Proposed Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of the Proposed Sub-Advisers; (iii) the performance history of the Proposed Sub-Advisers with respect to assets allocated to them by the Adviser; and (iv) each Proposed Sub-Adviser’s financial condition, history of operations and ownership structure.  In considering each of the RM Sub-Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

As to the nature, quality and extent of the services to be provided by each of the Proposed Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Proposed Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of each Proposed Sub-Adviser and reviewed supporting materials.  The Board reviewed the presentation materials prepared by each Proposed Sub-Adviser describing their investment process.  The Board received satisfactory responses from each Proposed Sub-Adviser with respect to a series of important questions, including: whether the Proposed Sub-Advisers were involved in any lawsuits or pending regulatory actions.

With respect to litigation matters, the Board noted that from time to time, Wellington is involved in litigation that arises in the ordinary course of its business, none of which appeared to be material with respect to the firm’s investment management business or its clients.  The Board further noted that Wellington periodically receives requests for information and subpoenas from various governmental entities, including the SEC, regarding Wellington’s trading activities, securities of companies followed by the firm, clients of the firm, and industry practices.  The Board noted that the statement of the Trust’s CCO that, in response to his inquiry, Wellington confirmed they are not the subject of any investigation or administrative proceeding that is material to the firm’s investment management business and neither Wellington nor any affiliate has been subject to sanction by the SEC or any other regulatory body.

The Board then reviewed litigation matters relating to Mellon and noted there is no pending litigation brought by any current or former Mellon clients relating to investment advisory services provided by Mellon or regulatory enforcement action against Mellon.  The Board further noted that, based on the information provided, in the past twelve months, neither Mellon nor, to Mellon’s knowledge, any of its officers or principals has been named as a defendant in a litigation proceeding that relates to Mellon providing investment management services.  The Board did review and note two matters.  The first, dated December 1, 2011, involved a matter where Mellon and various Wisdom Tree entities were named as defendants in a complaint filed by Research Affiliates, LLC in the United States District Court for the Central District of California, Southern Division, claiming patent infringement in the management of certain Wisdom Tree Exchange Traded Funds for which Mellon serves as sub-adviser.   The second matter from June 2011, involved a matter where Deutsche Bank Trust Company Americas (“DB Trust”), in its capacity as trustee for certain series of debt securities issued by the Tribune Company (“Tribune”), bought a fraudulent conveyance action arising out of the bankruptcy of Tribune which is currently pending in the U.S. Bankruptcy Court in Delaware.  Tribune was the subject of a leveraged buyout (“LBO”) in 2007 in the course of which shareholders of Tribune were collectively paid a total of $8.5 billion. DB Trust seeks to void and recover, as constructive fraudulent conveyances, all proceeds received by the defendants (including Mellon and many other asset managers) in connection with the LBO. The Board determined that it did not expect either of these matters to have a materially adverse effect on Mellon’s proposed sub-advisory services to Inflation Hedges.

The Board then discussed each Proposed Sub-Adviser’s compliance structure and broker selection process.  In consideration of the compliance policies and procedures for each Sub-Adviser included in the Board Materials, the Board concluded that each Proposed Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the RM Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance.  Where applicable, the Board considered each Proposed Sub-Adviser’s past performance as well as other factors relating to the Proposed Sub-Advisers’ track records. The Board concluded that the performance obtained by each of the Proposed Sub-Advisers, as appropriate, was satisfactory.  Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Proposed Sub-Advisers’ management of the Fund’s portfolio.

Fees, Expenses and Profitability.  As to the costs of the services to be provided and profits to be realized by each Proposed Sub-Adviser, the Board discussed the proposed sub-advisory fees payable to each Proposed Sub-Adviser.  The Board considered that the Proposed Sub-Advisers are each to be paid by North Peak out of  the North Peak’s advisory fees and not by the Fund.  North Peak confirmed to the Board that the sub-advisory fees to be paid to the Proposed Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.  The Trustees also believed, based on information that North Peak provided that the RM Sub-Advisory Agreements have been or are being negotiated at arm’s-length between them and each of the Proposed Sub-Advisers.  As to profitability, the Trustees discussed the total fees to be paid, and expected to be paid to each Proposed Sub-Adviser, and noted that the Proposed Sub-Advisers will receive no other compensation from the Fund or North Peak except the sub-advisory fee earned pursuant to the RM Sub-Advisory Agreement and payable by North Peak.  It was noted, however, that certain Proposed Sub-Advisers would also enter into sub-advisory agreements with certain wholly-owned subsidiaries of the Fund (the “CFC RM Sub-Advisory Agreements”).  While these CFC RM Sub-Advisory Agreements would provide a sub-advisory fee, it was noted that such agreements would include a provision requiring the Proposed Sub-Adviser to proportionately waive any subadvisory fees owed by North Peak pursuant to the CFC RM Sub-Advisory Agreement so as to avoid double charging on the same assets at both the Fund and subsidiary level.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by North Peak, the overall advisory fee paid by the Fund is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Proposed Sub-Advisers or their profitability to be significant factors.  Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the RM Sub-Advisory Agreements were reasonable in light of the services to be provided there under.

With respect to each of the Proposed Sub-Advisers separately, it was the consensus of the Board that, based on the Proposed Sub-Advisers’ experience, expertise and services to be provided to the Fund, the fees to be charged were reasonable.

Economies of Scale. Since the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion. Having requested and received such information from the Proposed Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of each of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to each of the Proposed Sub-Advisers, with respect to each Sub-Advisory Agreement, that (a) the terms of the Sub-Advisory Agreements are reasonable; (b) the sub-advisory fees are reasonable and do not result in duplicative fees charged to shareholders; and (c) the Sub-Advisory Agreements are in the best interests of the Fund and its shareholders. In considering the Proposed Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances, including the recommendation of the North Peak.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Inflation Hedges Strategy Fund

EXPENSE EXAMPLES

November 30, 2013 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Annualized Expense Ratio	Expense Paid During Period 6/1/13-11/30/13 *
Actual
Class I	$1,000.00	$ 1,017.30	1.70%	$ 8.60
Class R	$1,000.00	$ 1,017.30	1.95%	$ 9.86
Hypothetical (5% return before expenses)
Class I	$1,000.00	$ 1,016.55	1.70%	$ 8.59
Class R	$1,000.00	$ 1,015.29	1.95%	$ 9.85

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2013 (183) divided by the number of days in the fiscal year (365).

Privacy Policy

                                               Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7538 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7538.

INVESTMENT ADVISOR

North Peak Asset Management, LLC

457 Washington St.

Duxbury, MA 02332

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $12,500

(b)

Audit-Related Fees

2013 – None

(c)

Tax Fees

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 – $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

*/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

2/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

2/10/14

By (Signature and Title)

*/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

2/10/14